                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

          -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  March 24, 2004
                              --------------------

                              Hanover Direct, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    1-12082
                            ------------------------
                            (Commission File Number)

               Delaware                                     13-0853260
       ----------------------------                 -----------------------
       (State or Other Jurisdiction                       (I.R.S. Employer
           of Incorporation)                            Identification Number)

           115 River Road
        Edgewater, New Jersey                                 07020
       -----------------------                              ----------
        (Address of Principal                               (Zip Code)
          Executive Offices)



      Registrant's telephone number, including area code:  (201) 863-7300
                                                           --------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On March 24, 2004, Hanover Direct, Inc. (the "Company") issued a press release announcing that the conference call with the management to review the Fiscal year 2003 operating results, originally scheduled for March 25, 2004, has been rescheduled for March 29, 2004 at 2:00 p.m. Eastern Standard Time.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c) Exhibits.

Exhibit 99.1 - Press Release dated March 24, 2004 of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HANOVER DIRECT, INC.
                                       -----------------------------------------
                                                    (Registrant)

March 24, 2004                         By:  /s/ Charles E. Blue
                                       -----------------------------------------
                                       Name:  Charles E. Blue
                                       Title: Senior Vice President and
                                              Chief Financial Officer